                                                                   EXHIBIT 20.23


                  OLYMPIC AUTOMOBILE RECEIVABLES TRUST 1997 - A


                         MONTHLY SERVICER'S CERTIFICATE




             Accounting Date:                              February 29, 2000
                                                    -------------------------
             Determination Date:                               March 7, 2000
                                                    -------------------------
             Distribution Date:                               March 15, 2000
                                                    -------------------------
             Monthly Period Ending:                        February 29, 2000
                                                    -------------------------


             This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of March 1, 1997, among Olympic Automobile Receivables Trust, 1997-A (the "Trust"), Olympic Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

             Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

     I.      Collection Account Summary

             Available Funds:
                            Payments Received                                                 $11,158,649.36
                            Liquidation Proceeds (excluding Purchase Amounts)                    $967,794.63
                            Current Monthly Advances                                              140,710.40
                            Amount of withdrawal, if any, from the Spread Account                $448,784.48
                            Monthly Advance Recoveries                                           (238,791.48)
                            Purchase Amounts-Warranty and Administrative Receivables               $1,721.47
                            Purchase Amounts - Liquidated Receivables                                  $0.00
                            Income from investment of funds in Trust Accounts                     $48,053.44
                                                                                          -------------------
             Total Available Funds                                                                                  $12,526,922.30
                                                                                                                 ===================

             Amounts Payable on Distribution Date:
                           Reimbursement of Monthly Advances                                           $0.00
                           Backup Servicer Fee                                                         $0.00
                           Basic Servicing Fee                                                   $190,962.68
                           Trustee and other fees                                                      $0.00
                           Class A-1 Interest Distributable Amount                                     $0.00
                           Class A-2 Interest Distributable Amount                                     $0.00
                           Class A-3 Interest Distributable Amount                                     $0.00
                           Class A-4 Interest Distributable Amount                               $664,446.88
                           Class A-5 Interest Distributable Amount                               $471,296.67
                           Noteholders' Principal Distributable Amount                         $9,821,237.25
                           Certificate Holders Interest Distributable Amount                     $142,047.18
                           Certificate Holders Principal Distributable Amount                  $1,236,931.64
                           Amounts owing and not paid to Security Insurer under
                             Insurance Agreement                                                       $0.00
                           Supplemental Servicing Fees (not otherwise paid to Servicer)                $0.00
                           Spread Account Deposit                                                      $0.00
                                                                                          -------------------
             Total Amounts Payable on Distribution Date                                                             $12,526,922.30
                                                                                                                 ===================

                                 Page 1 (1997-A)

     II.      Available Funds

              Collected Funds (see V)
                            Payments Received                                                 $11,158,649.36
                            Liquidation Proceeds (excluding Purchase Amounts)                    $967,794.63         $12,126,443.99
                                                                                          -------------------

              Purchase Amounts                                                                                            $1,721.47

              Monthly Advances
                             Monthly Advances - current Monthly Period (net)                     ($98,081.08)
                             Monthly Advances - Outstanding Monthly Advances
                              not otherwise reimbursed to the Servicer                                 $0.00            ($98,081.08)
                                                                                          -------------------

              Income from investment of funds in Trust Accounts                                                          $48,053.44
                                                                                                                 -------------------

              Available Funds                                                                                        $12,078,137.82
                                                                                                                 ===================

    III.      Amounts Payable on Distribution Date

              (i)(a)        Taxes due and unpaid with respect to the Trust
                            (not otherwise paid by OFL or the Servicer)                                                       $0.00

              (i)(b)        Outstanding Monthly Advances (not otherwise reimbursed
                            to Servicer and to be reimbursed on the Distribution Date)                                        $0.00

              (i)(c)        Insurance Add-On Amounts (not otherwise reimbursed to
                            Servicer)                                                                                         $0.00

              (ii)          Accrued and unpaid fees (not otherwise paid by OFL or the
                            Servicer):
                                Owner Trustee                                                          $0.00
                                Administrator                                                          $0.00
                                Indenture Trustee                                                      $0.00
                                Indenture Collateral Agent                                             $0.00
                                Lockbox Bank                                                           $0.00
                                Custodian                                                              $0.00
                                Backup Servicer                                                        $0.00
                                Collateral Agent                                                       $0.00                  $0.00
                                                                                          -------------------

              (iii)(a)      Basic Servicing Fee (not otherwise paid to Servicer)                                        $190,962.68

              (iii)(b)      Supplemental Servicing Fees (not otherwise paid to Servicer)                                      $0.00

              (iii)(c)      Servicer reimbursements for mistaken deposits or postings of checks returned for insufficient funds (not otherwise
                            reimbursed to Servicer)                                                                           $0.00

              (iv)          Class A-1 Interest Distributable Amount                                                           $0.00
                            Class A-2 Interest Distributable Amount                                                           $0.00
                            Class A-3 Interest Distributable Amount                                                           $0.00
                            Class A-4 Interest Distributable Amount                                                     $664,446.88
                            Class A-5 Interest Distributable Amount                                                     $471,296.67

              (v)           Noteholders' Principal Distributable Amount
                                Payable to Class A-1 Noteholders                                                              $0.00
                                Payable to Class A-2 Noteholders                                                      $9,821,237.25
                                Payable to Class A-3 Noteholders                                                              $0.00
                                Payable to Class A-4 Noteholders                                                              $0.00
                                Payable to Class A-5 Noteholders                                                              $0.00

              (vi)          Certificate Holders Interest Distributable Amount                                           $142,047.18

              (vii)         Unpaid principal balance of the Class A-1 Notes after
                            deposit to the Note Distribution Account of any funds in the
                            Spread Account Class A-1 Holdback Subaccount (applies only on the Class A-1
                            Final Scheduled Distribution Date)                                                                $0.00

              (viii)        Certificate Principal Distributable Amount                                                $1,236,931.64

              (ix)          Amounts owing and not paid to Security Insurer under
                            Insurance Agreement                                                                               $0.00
                                                                                                                 -------------------

                            Total amounts payable on Distribution Date                                               $12,526,922.30
                                                                                                                 ===================

                                 Page 2 (1997-A)

     IV.      Calculation of Credit Enhancement Fee ("Spread Account Deposit");
              withdrawal from Reserve Account; Deficiency Claim Amount;
              Pre-Funding Account Shortfall and Class A-1 Maturity Shortfall

              Spread Account deposit:

                            Amount of excess, if any, of Available Funds
                             over total amounts payable (or amount of such
                             excess up to the Spread Account Maximum Amount)                                                  $0.00

              Reserve Account Withdrawal on any Determination Date:

                            Amount of excess, if any, of total amounts payable over
                             Available Funds (excluding amounts payable under item (vii)
                             of Section III)                                                                                  $0.00

                            Amount available for withdrawal from the Reserve Account
                             (excluding the Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve
                             Account and the Requisite Reserve Amount (amount on deposit in the Reserve Account calculated taking into account any
                             withdrawals from or deposits to the Reserve Account in
                             respect of transfers of Subsequent Receivables)                                                  $0.00

                            (The amount of excess of the total amounts payable
                             (excluding amounts payable under item (vii) of Section III)
                             payable over Available Funds shall be withdrawn by the
                             Indenture Trustee from the Reserve Account (excluding the
                             Spread Account Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and
                             deposited in the Collection Account.)

                            Amount of withdrawal, if any, from the Reserve Account                                            $0.00

              Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution Date:

                            Amount by which (a) the remaining principal balance of the
                            Class A-1 Notes exceeds (b) Available Funds after payment of
                            amounts set forth in item (v) of Section III                                                      $0.00

                            Amount available in the Spread Account Class A-1 Holdback Subaccount                              $0.00

                            (The amount by which the remaining principal balance of the
                            Class A-1 Notes exceeds Available Funds (after payment of
                            amount set forth in item (v) of Section III) shall be
                            withdrawn by the Indenture Trustee from the Spread Account Class A-1
                            Holdback Subaccount, to the extent of funds available for
                            withdrawal from the Spread Account Class A-1 Holdback Subaccount, and deposited in the Note Distribution Account for payment to
                            the Class A-1 Noteholders)

                            Amount of withdrawal, if any, from the Spread Account Class A-1 Holdback Subaccount               $0.00

              Deficiency Claim Amount:

                            Amount of excess, if any, of total amounts payable over
                            funds available for withdrawal from Reserve Amount, the
                            Spread Account Class A-1 Holdback Subaccount  and Available Funds                                 $0.00

                            (on the Class A-1 Final Scheduled Distribution Date,
                            total amounts payable will not include the remaining
                            principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III
                            and pursuant to a withdrawal from the Spread Account Class
                            A-1 Holdback Subaccount)

              Pre-Funding Account Shortfall:

                            Amount of excess, if any, on the Distribution Date on or
                            immediately following the end of the Funding Period, of (a)
                            the sum of the Class A-1 Prepayment Amount, the Class A-2
                            Prepayment Amount, the Class A-3 Prepayment Amount, the
                            Class A-4 Prepayment Amount, and the Class A-5 Prepayment
                            Amount over (b) the amount on deposit in the Pre-Funding
                            Account                                                                                           $0.00

              Class A-1 Maturity Shortfall:

                            Amount of excess, if any, on the Class A-1 Final Scheduled
                            Distribution Date, of (a) the unpaid principal balance of
                            the Class A-1 Notes over (b) the sum of the amounts
                            deposited in the Note Distribution Account under item (v)
                            and (vii) of Section III or pursuant to a withdrawal from
                            the Class A-1 Holdback Subaccount.                                                                $0.00

              (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or
              Class A-1 Maturity Shortfall exists, the Trustee shall deliver a
              Deficiency Notice to the Collateral Agent, the Security Insurer, the
              Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the
              Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class
              A-1 Maturity Shortfall.)

                                Page 3 (1997-A)

     V.       Collected Funds

              Payments Received:
                            Supplemental Servicing Fees                                                $0.00
                            Amount allocable to interest                                        2,793,659.69
                            Amount allocable to principal                                       8,364,989.67
                            Amount allocable to Insurance Add-On Amounts                               $0.00
                            Amount allocable to Outstanding Monthly Advances (reimbursed
                             to the Servicer prior to deposit in the Collection Account)               $0.00
                                                                                          -------------------

              Total Payments Received                                                                                $11,158,649.36

              Liquidation Proceeds:
                            Gross amount realized with respect to Liquidated Receivables          996,746.45

                            Less: (i) reasonable expenses incurred by Servicer in
                             connection with the collection of such Liquidated
                             Receivables and the repossession and disposition of the
                             related Financed Vehicles and (ii) amounts required to be
                             refunded to Obligors on such Liquidated Receivables                  (28,951.82)
                                                                                          -------------------

              Net Liquidation Proceeds                                                                                  $967,794.63

              Allocation of Liquidation Proceeds:
                            Supplemental Servicing Fees                                                $0.00
                            Amount allocable to interest                                               $0.00
                            Amount allocable to principal                                              $0.00
                            Amount allocable to Insurance Add-On Amounts                               $0.00
                            Amount allocable to Outstanding Monthly Advances (reimbursed
                             to the Servicer prior to deposit in the Collection Account)               $0.00                  $0.00
                                                                                          -------------------    -------------------

              Total Collected Funds                                                                                  $12,126,443.99
                                                                                                                 ===================

     VI.      Purchase Amounts Deposited in Collection Account

              Purchase Amounts - Warranty Receivables                                                                         $0.00
                            Amount allocable to interest                                               $0.00
                            Amount allocable to principal                                              $0.00
                            Amount allocable to Outstanding Monthly Advances (reimbursed
                             to the Servicer prior to deposit in the Collection Account)               $0.00

              Purchase Amounts - Administrative Receivables                                                               $1,721.47
                            Amount allocable to interest                                               $0.00
                            Amount allocable to principal                                          $1,721.47
                            Amount allocable to Outstanding Monthly Advances (reimbursed
                             to the Servicer prior to deposit in the Collection Account)               $0.00
                                                                                          -------------------

              Total Purchase Amounts                                                                                      $1,721.47
                                                                                                                 ===================

     VII.     Reimbursement of Outstanding Monthly Advances

              Outstanding Monthly Advances                                                                              $469,154.02

              Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                            Payments received from Obligors                                     ($238,791.48)
                            Liquidation Proceeds                                                       $0.00
                            Purchase Amounts - Warranty Receivables                                    $0.00
                            Purchase Amounts - Administrative Receivables                              $0.00
                                                                                          -------------------

              Outstanding Monthly Advances to be netted against Monthly Advances for the
               current Monthly Period                                                                                  ($238,791.48)

              Outstanding Monthly Advances to be reimbursed out of Available Funds on
               the Distribution Date                                                                                   ($238,791.48)

              Remaining Outstanding Monthly Advances                                                                    $230,362.54

              Monthly Advances - current Monthly Period                                                                 $140,710.40
                                                                                                                 -------------------

              Outstanding Monthly Advances - immediately following the Distribution Date                                $371,072.94
                                                                                                                 ===================

                                Page 4 (1997-A)

VIII.    Calculation of Interest and Principal Payments

         A.  Calculation of Principal Distribution Amount

              Payments received allocable to principal                                                                $8,364,989.67
              Aggregate of Principal Balances as of the Accounting Date of all
               Receivables that became Liquidated Receivables during the
               Monthly Period                                                                                         $2,691,457.75
              Purchase Amounts - Warranty Receivables allocable to principal                                                  $0.00
              Purchase Amounts - Administrative Receivables allocable to principal                                        $1,721.47
              Amounts withdrawn from the Pre-Funding Account                                                                  $0.00
              Cram Down Losses                                                                                                $0.00
                                                                                                                 -------------------

              Principal Distribution Amount                                                                          $11,058,168.89
                                                                                                                 ===================

         B.  Calculation of Class A-1 Interest Distributable Amount

              Class A-1 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
               of principal to Class A-1 Noteholders on such Distribution Date)                        $0.00

              Multiplied by the Class A-1 Interest Rate                                                5.500%

              Multiplied by actual days in the period or in the case of the first
               Distribution Date, by 25/360                                                       0.08611111                  $0.00
                                                                                          -------------------

              Plus any unpaid Class A-1 Interest Carryover Shortfall                                                          $0.00
                                                                                                                 -------------------

              Class A-1 Interest Distributable Amount                                                                         $0.00
                                                                                                                 ===================

         C.  Calculation of Class A-2 Interest Distributable Amount

              Class A-2 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
               of principal to Class A-2 Noteholders on such Distribution Date)                        $0.00

              Multiplied by the Class A-2 Interest Rate                                                6.125%

              Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360         0.08333333                  $0.00
                                                                                          -------------------

              Plus any unpaid Class A-2 Interest Carryover Shortfall                                                          $0.00
                                                                                                                 -------------------

              Class A-2 Interest Distributable Amount                                                                         $0.00
                                                                                                                 ===================

         D.  Calculation of Class A-3 Interest Distributable Amount

              Class A-3 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
               of principal to Class A-3 Noteholders on such Distribution Date)                        $0.00

              Multiplied by the Class A-3 Interest Rate                                                6.400%

              Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360         0.08333333                  $0.00
                                                                                          -------------------

              Plus any unpaid Class A-3 Interest Carryover Shortfall                                                          $0.00
                                                                                                                 -------------------

              Class A-3 Interest Distributable Amount                                                                         $0.00
                                                                                                                 ===================

         E.  Calculation of Class A-4 Interest Distributable Amount

              Class A-4 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
               of principal to Class A-4 Noteholders on such Distribution Date)              $120,352,642.01

              Multiplied by the Class A-4 Interest Rate                                                6.625%

              Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360         0.08333333            $664,446.88
                                                                                          -------------------

              Plus any unpaid Class A-4 Interest Carryover Shortfall                                                          $0.00
                                                                                                                 -------------------

              Class A-4 Interest Distributable Amount                                                                   $664,446.88
                                                                                                                 ===================


                                Page 5 (1997-A)

F.  Calculation of Class A-5 Interest Distributable Amount

              Class A-5 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
               of principal to Class A-5 Noteholders on such Distribution Date)               $83,170,000.00

              Multiplied by the Class A-5 Interest Rate                                                6.800%

              Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360         0.08333333            $471,296.67
                                                                                          -------------------

              Plus any unpaid Class A-5 Interest Carryover Shortfall                                                          $0.00
                                                                                                                 -------------------

              Class A-5 Interest Distributable Amount                                                                   $471,296.67
                                                                                                                 ===================


H.  Calculation of Noteholders' Interest Distributable Amount

              Class A-1 Interest Distributable Amount                                                  $0.00
              Class A-2 Interest Distributable Amount                                                  $0.00
              Class A-3 Interest Distributable Amount                                                  $0.00
              Class A-4 Interest Distributable Amount                                            $664,446.88
              Class A-5 Interest Distributable Amount                                            $471,296.67

              Noteholders' Interest Distributable Amount                                                              $1,135,743.54
                                                                                                                 ===================

I.  Calculation of Noteholders' Principal Distributable Amount:

              Noteholders' Monthly Principal Distributable Amount:

              Principal Distribution Amount                                                   $11,058,168.89

              Multiplied by Noteholders' Percentage ((i) for each Distribution
               Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount, the initial principal
               balance of the Class A-2 Notes over the Aggregate Principal
               Balance (plus any funds remaining on deposit in the Pre-Funding
               Account) as of the Accounting Date for the preceding
               Distribution Date minus that portion of the Principal
               Distribution Amount applied to retire the Class A-1 Notes and
               (iii) for each Distribution Date thereafter, outstanding
               principal balance of the Class A-2 Notes on the Determination
               Date over the Aggregate Principal Balance (plus any funds
               remaining on deposit in the Pre-Funding Account) as of the
               Accounting Date for the preceding Distribution Date)                                    88.81%         $9,821,237.25
                                                                                          -------------------


              Unpaid Noteholders' Principal Carryover Shortfall                                                               $0.00
                                                                                                                 -------------------

              Noteholders' Principal Distributable Amount                                                             $9,821,237.25
                                                                                                                 ===================

J.  Application of Noteholders' Principal Distribution Amount:

              Amount of Noteholders' Principal Distributable Amount payable to
              Class A-1 Notes (equal to entire Noteholders' Principal
              Distributable Amount until the principal balance
              of the Class A-1 Notes is reduced to zero)                                                                      $0.00
                                                                                                                 ===================

              Amount of Noteholders' Principal Distributable Amount payable to
              Class A-2 Notes (no portion of the Noteholders' Principal
              Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
              thereafter, equal to the entire Noteholders' Principal Distributable Amount)                            $9,821,237.25
                                                                                                                 ===================

                                Page 6 (1997-A)

K.  Calculation of Certificate Holders Interest Distributable Amount

              Certificate Holders Monthly Interest Distributable Amount:

              Certificate Balance (as of the close of business
               on the preceding Distribution Date)                                            $25,632,574.57

              Multiplied by the Certificate Pass-Through Rate                                          6.650%

              Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360         0.08333333            $142,047.18
                                                                                          -------------------

              Plus any unpaid Certificate Interest Carryover Shortfall                                                        $0.00
                                                                                                                 -------------------

              Certificate Holders Interest Distributable Amount                                                         $142,047.18
                                                                                                                 ===================

L.  Calculation of Certificate Principal Distributable Amount:

              Certificate Holders Monthly Principal Distributable Amount:

              Principal Distribution Amount                                                   $11,058,168.89

              Multiplied by Certificateholders' Percentage ((i) for each
               Distribution Date before the principal balance of the Class A-1
               Notes is reduced to zero, 0%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 0% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount, 100% minus the Noteholders'
               Percentage (computed after giving effect to the retirement of the Class A-1 Notes) and (iii) for each Distribution Date
               thereafter, 100% minus Noteholders' Percentage)                                         11.19%         $1,236,931.64
                                                                                          -------------------

              Unpaid Certificate Holders Principal Carryover Shortfall                                                        $0.00
                                                                                                                 -------------------

              Certificate Holders Principal Distributable Amount                                                      $1,236,931.64
                                                                                                                 ===================

     IX.      Pre-Funding Account

              A. Withdrawals from Pre-Funding Account:

              Amount on deposit in the Pre-Funding Account as of the preceding
               Distribution Date or, in the case of the first Distribution
               Date, as of the Closing Date
                                                                                                                              $0.00
                                                                                                                 -------------------
                                                                                                                              $0.00
                                                                                                                 ===================

              Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
               Subsequent Transfer Date (an amount equal to (a) $0 (the
               aggregate Principal Balance of Subsequent Receivables
               transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after
               giving effect to transfer of Subsequent Receivables over (ii) $0))                                             $0.00

              Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the May 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding Account has been
               reduced to $100,000 or less as of the Distribution Date (see B below)                                          $0.00
                                                                                                                 -------------------

              Amount remaining on deposit in the Pre-Funding Account after
                 Distribution Date
                                        Pre-Funded Amount                                              $0.00
                                                                                          -------------------
                                                                                                                              $0.00
                                                                                                                 ===================

                                Page 7 (1997-A)

     IX.      Pre-Funding Account (cont.)

              B.  Distributions to Noteholders and Certificateholders from certain withdrawals from the Pre-Funding Account:

              Amount withdrawn from the Pre-Funding Account as a result of the
               Pre-Funded Amount not being reduced to zero on the Distribution
               Date on or immediately preceding the end of the Funding Period
               (May 1997 Distribution Date) or the Pre-Funded Amount being
               reduced to $100,000 or less on any Distribution Date                                                           $0.00

              Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders'
               pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current
               Certificate Balance) of the Pre-Funded Amount as of the
               Distribution Date)                                                                                             $0.00

              Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders'
               pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current
               Certificate Balance) of the Pre-Funded Amount as of the
               Distribution Date)                                                                                             $0.00

              Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders'
               pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current
               Certificate Balance) of the Pre-Funded Amount as of the
               Distribution Date)                                                                                             $0.00

              Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders'
               pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current
               Certificate Balance) of the Pre-Funded Amount as of the
               Distribution Date)                                                                                             $0.00

              Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders'
               pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current
               Certificate Balance) of the Pre-Funded Amount as of the
               Distribution Date)                                                                                             $0.00

              Certificate Prepayment Amount (equal to the Certificateholders'
               pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current
               Certificate Balance) of the Pre-Funded Amount as of the
               Distribution Date)                                                                                             $0.00

              C.  Prepayment Premiums:

              Class A-1 Prepayment Premium                                                                                    $0.00
              Class A-2 Prepayment Premium                                                                                    $0.00
              Class A-3 Prepayment Premium                                                                                    $0.00
              Class A-4 Prepayment Premium                                                                                    $0.00
              Class A-5 Prepayment Premium                                                                                    $0.00

              Certificate Prepayment Premium                                                                                  $0.00

                                Page 8 (1997-A)

     X.       Reserve Account

              Requisite Reserve Amount:

              Portion of Requisite Reserve Amount calculated with respect to
               Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
               Notes, Class A-5 Notes, and Certificates:

                            Product of (x) 6.34% (weighted average interest of
                            Class A-1 Interest Rate, Class A-2 Interest Rate,
                            Class A-3 Interest Rate, Class A-4 Interest Rate,
                            Class A-5 Interest Rate and Certificate Interest
                            Rate (based on the outstanding Class A-1, Class A-2
                            Class A-3, Class A-4, and Class A-5 principal
                            balance and the Certificate Balance), divided by
                            360, (y) $0.00 (the Pre-Funded Amount on such
                            Distribution Date) and (z) 0 (the number of days
                            until the May 1997 Distribution Date))                                                            $0.00

                            Less the product of (x) 2.5% divided by 360, (y)
                            $0.00 (the Pre-Funded Amount on such Distribution
                            Date) and (z) 0 (the number of days until the April
                            1997 Distribution Date)                                                                          ($0.00)
                                                                                                                 -------------------


              Requisite Reserve Amount                                                                                       ($0.00)
                                                                                                                 ===================

              Amount on deposit in the Reserve Account (other than the Spread Account Class A-1
               Holdback Subaccount) as of the preceding Distribution Date or,
               in the case of the first Distribution Date, as of the Closing Date                                             $0.00

              Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Spread Account
               Class A-1 Holdback Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts
               withdrawn from the Pre-Funding Account in respect of transfers
               of Subsequent Receivables)                                                                                     $0.00

              Less: the excess, if any, of the amount on deposit in the Reserve
               Account (other than the Spread Account Class A-1 Holdback Subaccount)
               over the Requisite Reserve Amount (and amount withdrawn from the Reserve
               Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the
               Indenture Trustee to or upon the order of the General Partners from amounts withdrawn from the Pre-Funding Account in respect
               of transfers of Subsequent Receivables)                                                                  $448,784.48

              Less: withdrawals from the Reserve Account (other than the Spread Account Class A-1
               Holdback Subaccount) to cover the excess, if any, of total amount payable over
               Available Funds (see IV above)                                                                          ($448,784.48)
                                                                                                                 -------------------

              Amount remaining on deposit in the Reserve Account (other than the Spread Account
               Class A-1 Holdback Subaccount) after the Distribution Date                                                     $0.00
                                                                                                                 ===================

     XI.      Spread Account Class A-1 Holdback Subaccount:

              Class A-1 Holdback Amount:

              Class A-1 Holdback Amount as of preceding Distribution Date or the Closing Date,
               as applicable,                                                                                                 $0.00

              Plus deposit to the Spread Account Class A-1 Holdback Subaccount (equal to 2.5%
               of the amount, if any, by which $0 (the Target Original Pool
               Balance set forth in the Sale and Servicing Agreement) is
               greater than $0 (the Original Pool Balance after giving effect to the transfer of Subsequent Receivables on the Distribution
               Date or on a Subsequent Transfer Date preceding the Distribution Date))                                        $0.00

              Less withdrawal, if any, of amount from the Spread Account Class A-1 Holdback Subaccount
               to cover a Class A-1 Maturity Shortfall (see IV above)                                                         $0.00

              Less withdrawal, if any, of amount remaining in the Spread Account Class A-1
               Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Spread Account Class A-1 Holdback Subaccount to cover a
               Class A-1 Maturity Shortfall (amount of withdrawal to be released by the Indenture Trustee
               to the General Partners)                                                                                       $0.00
                                                                                                                 -------------------

              Spread Account Class A-1 Holdback Subaccount immediately following the Distribution Date                        $0.00
                                                                                                                 ===================

                                Page 9 (1997-A)

     XII.     Calculation of Servicing Fees

              Aggregate Principal Balance as of the first day of
               the Monthly Period                                     $229,155,216.58
              Multiplied by Basic Servicing Fee Rate                             1.00%
              Multiplied by Months per year                                  0.083333%
                                                                   -------------------

              Basic Servicing Fee                                                                $190,962.68

              Less: Backup Servicer Fees (annual rate of 1 bp)                                         $0.00

              Supplemental Servicing Fees                                                              $0.00
                                                                                          -------------------

              Total of Basic Servicing Fees and Supplemental Servicing Fees                                             $190,962.68
                                                                                                                 ===================

     XIII.    Information for Preparation of Statements to Noteholders

              a.            Aggregate principal balance of the Notes as of first day
                             of Monthly Period
                               Class A-1 Notes                                                                                $0.00
                               Class A-2 Notes                                                                                $0.00
                               Class A-3 Notes                                                                                $0.00
                               Class A-4 Notes                                                                      $120,352,642.01
                               Class A-5 Notes                                                                       $83,170,000.00

              b.            Amount distributed to Noteholders allocable to principal
                               Class A-1 Notes                                                                                $0.00
                               Class A-2 Notes                                                                                $0.00
                               Class A-3 Notes                                                                                $0.00
                               Class A-4 Notes                                                                        $9,821,237.25
                               Class A-5 Notes                                                                                $0.00

              c.            Aggregate principal balance of the Notes (after giving
                             effect to distributions on the Distribution Date)
                               Class A-1 Notes                                                                                $0.00
                               Class A-2 Notes                                                                                $0.00
                               Class A-3 Notes                                                                                $0.00
                               Class A-4 Notes                                                                      $110,531,404.76
                               Class A-5 Notes                                                                       $83,170,000.00

              d.            Interest distributed to Noteholders
                               Class A-1 Notes                                                                                $0.00
                               Class A-2 Notes                                                                                $0.00
                               Class A-3 Notes                                                                                $0.00
                               Class A-4 Notes                                                                          $664,446.88
                               Class A-5 Notes                                                                          $471,296.67

              e.            Remaining Certificate Balance                                                            $24,395,642.93

              f.            1. Class A-1 Interest Carryover Shortfall, if any (and
                               change in amount from preceding statement)                                                     $0.00
                            2. Class A-2 Interest Carryover Shortfall, if any (and
                               change in amount from preceding statement)                                                     $0.00
                            3. Class A-3 Interest Carryover Shortfall, if any (and
                               change in amount from preceding statement)                                                     $0.00
                            4. Class A-4 Interest Carryover Shortfall, if any (and
                               change in amount from preceding statement)                                                     $0.00
                            5. Class A-5 Interest Carryover Shortfall, if any (and
                               change in amount from preceding statement)                                                     $0.00
                            7. Certificate Interest Carryover Shortfall, if any (and
                               change in amount from preceding statement)                                                     $0.00
                            8. Certificate Principal Carryover Shortfall, if any (and
                               change in amount from preceding statement)                                                     $0.00

                                Page 10 (1997-A)

     XIV.     Information for Preparation of Statements to Noteholders (continued)
              g.            Amount distributed payable out of amounts withdrawn from
                            or pursuant to:
                            1. Reserve Account                                                   $448,784.48
                            2. Spread Account Class A-1 Holdback Subaccount                            $0.00
                            3. Claim on the Note Policy                                                $0.00

              h.            Remaining Pre-Funded Amount                                                                       $0.00

              i.            Remaining Reserve Amount                                                                          $0.00

              j.            Amount on deposit on Spread Account Class A-1 Holdback Subaccount                                 $0.00

              k.            Prepayment amounts
                               Class A-1 Prepayment Amount                                                                    $0.00
                               Class A-2 Prepayment Amount                                                                    $0.00
                               Class A-3 Prepayment Amount                                                                    $0.00
                               Class A-4 Prepayment Amount                                                                    $0.00
                               Class A-5 Prepayment Amount                                                                    $0.00

              l.            Prepayment Premiums
                               Class A-1 Prepayment Premium                                                                   $0.00
                               Class A-2 Prepayment Premium                                                                   $0.00
                               Class A-3 Prepayment Premium                                                                   $0.00
                               Class A-4 Prepayment Premium                                                                   $0.00
                               Class A-5 Prepayment Premium                                                                   $0.00

              m.            Total of Basic Servicing Fee, Supplemental Servicing Fees
                             and other fees, if any, paid by the Trustee on behalf of
                             the Trust                                                                                  $190,962.68

              n.            Note Pool Factors (after giving effect to distributions
                             on the Distribution Date)
                               Class A-1 Notes                                                                           0.00000000
                               Class A-2 Notes                                                                           0.00000000
                               Class A-3 Notes                                                                           0.00000000
                               Class A-4 Notes                                                                           0.66855020
                               Class A-5 Notes                                                                           1.00000000

     XV.      Information for Preparation of Statements to Certificateholders
                    a.      Aggregate Certificate Balance as of first day of Monthly
                             Period                                                                                  $25,632,574.57

                    b.      Amount distributed to Certificateholders allocable to
                             principal                                                                                $1,236,931.64

                    c.      Aggregate Certificate Balance (after giving effect to
                             distributions on the Distribution Date)                                                 $24,395,642.93

                    d.      Interest distributed to Certificateholders                                                  $142,047.18

                    e.      Remaining Certificate Balance                                                            $24,395,642.93

                    f.      Aggregate principal balance of the Notes (after giving
                             effect to distributions on the Distribution Date)
                               Class A-1 Notes                                                                                $0.00
                               Class A-2 Notes                                                                                $0.00
                               Class A-3 Notes                                                                                $0.00
                               Class A-4 Notes                                                                      $110,531,404.76
                               Class A-5 Notes                                                                       $83,170,000.00

                    g.      1. Class A-1 Interest Carryover Shortfall, if any, (and
                               change in amount from preceding statement)                                                     $0.00
                            2. Class A-2 Interest Carryover Shortfall, if any, (and
                               change in amount from preceding statement)                                                     $0.00
                            3. Class A-3 Interest Carryover Shortfall, if any, (and
                               change in amount from preceding statement)                                                     $0.00
                            4. Class A-4 Interest Carryover Shortfall, if any, (and
                               change in amount from preceding statement)                                                     $0.00
                            5. Class A-5 Interest Carryover Shortfall, if any, (and
                               change in amount from preceding statement)                                                     $0.00
                            7. Certificate Interest Carryover Shortfall, if any, (and
                               change in amount from preceding statement)                                                     $0.00
                            8. Certificate Principal Carryover Shortfall, if any, (and
                               change in amount from preceding statement)                                                     $0.00

                    h.      Amount distributed payable out of amounts withdrawn from
                               or pursuant to:
                            1. Reserve Account                                                   $448,784.48
                            2. Spread Account                                                          $0.00
                            3. Claim on the Certificate Policy                                         $0.00

                    i.      Remaining Pre-Funded Amount                                                                       $0.00

                    j.      Remaining Reserve Amount                                                                          $0.00

                    k.      Certificate Prepayment Amount                                                                     $0.00

                    l.      Certificate Prepayment Premium                                                                    $0.00

                    m.      Total of Basic Servicing Fee, Supplemental Servicing Fees
                             and other fees, if any, paid by the Trustee on behalf of
                             the Trust                                                                                  $190,962.68

                    n.      Certificate Pool Factor (after giving effect to
                             distributions on the Distribution Date)                                                     0.31478249

                                Page 11 (1997-A)

     XVI.     Pool Balance and Aggregate Principal Balance

                            Original Pool Balance at beginning of Monthly Period                                    $774,999,994.84
                            Subsequent Receivables                                                                            $0.00
                                                                                                                 -------------------
                            Original Pool Balance at end of Monthly Period                                          $774,999,994.84
                                                                                                                 ===================

                            Aggregate Principal Balance as of preceding Accounting Date                              229,155,216.58
                            Aggregate Principal Balance as of current Accounting Date                               $218,097,047.69

           Monthly Period Liquidated Receivables                       Monthly Period Administrative Receivables
                         Loan #               Amount                                 Loan #               Amount
                         ------               ------                                 ------               ------
           see attached listing            2,691,457.75                see attached listing               1,721.47
                                                  $0.00                                                      $0.00
                                                  $0.00                                                      $0.00
                                                  $0.00                                                      $0.00
                                         ---------------                                                -----------
                                          $2,691,457.75                                                  $1,721.47
                                         ===============                                                ===========

     XVIII.   Delinquency Ratio

              Sum of Principal Balances (as of the Accounting Date) of all
               Receivables delinquent more than 30 days with respect to all or
               any portion of a Scheduled Payment as of the Accounting Date                    13,723,003.67

              Aggregate Principal Balance as of the Accounting Date                          $218,097,047.69
                                                                                          -------------------

              Delinquency Ratio                                                                                          6.29215472%
                                                                                                                 ===================

              IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                        ARCADIA FINANCIAL LTD.

                                        By:
                                           -------------------------------------
                                        Name: Scott R. Fjellman
                                             -----------------------------------
                                        Title: Vice President / Securitization
                                              ----------------------------------



                                Page 12 (1997-A)

                  OLYMPIC AUTOMOBILE RECEIVABLES TRUST 1997 - A

                             PERFORMANCE INFORMATION

                 FOR THE MONTHLY PERIOD ENDING FEBRUARY 29, 2000

     I.       ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION        $775,000,000.00

                            AGE OF POOL (IN MONTHS)                                36

     II.      Delinquency Ratio

              Sum of Principal Balances (as of the Accounting Date) of all
               Receivables delinquent more than 30 days with respect to all or
               any portion of a Scheduled Payment as of the Accounting Date                   $13,723,003.67

              Aggregate Principal Balance as of the Accounting Date                          $218,097,047.69
                                                                                          -------------------

              Delinquency Ratio                                                                                          6.29215472%
                                                                                                                 ===================


     III.     Average Delinquency Ratio

              Delinquency ratio - current Determination Date                                     6.29215472%

              Delinquency ratio - preceding Determination Date                                   7.85770124%

              Delinquency ratio - second preceding Determination Date                            8.30171572%
                                                                                          -------------------


              Average Delinquency Ratio                                                                                  7.48385723%
                                                                                                                 ===================


     IV.      Default Rate

              Cumulative balance of defaults as of the preceding Accounting Date                                    $123,054,945.76

                    Add:    Sum of Principal Balances (as of the Accounting Date)
                             of Receivables that became Liquidated Receivables during
                             the Monthly Period or that became Purchased Receivables
                             during Monthly Period (if delinquent more than 30 days
                             with respect to any portion of a Scheduled Payment at
                             time of purchase)                                                                        $2,691,457.75
                                                                                                                 -------------------

              Cumulative balance of defaults as of the current Accounting Date                                      $125,746,403.51

                            Sum of Principal Balances (as of the Accounting Date)
                             of 90+ day delinquencies                                          4,918,664.51

                              Percentage of 90+ day delinquencies applied to defaults                100.00%          $4,918,664.51
                                                                                          -------------------    -------------------

              Cumulative balance of defaults and 90+ day delinquencies as of the
               current Accounting Date                                                                              $130,665,068.02
                                                                                                                 ===================




     V.       Cumulative Default Rate as a % of Original Principal Balance

              Cumulative Default Rate - current Determination Date                               16.8600088%

              Cumulative Default Rate - preceding Determination Date                             16.5574670%

              Cumulative Default Rate - second preceding Determination Date                      16.2630138%


                                Page 1 (1997-A)

     VI.      Net Loss Rate

              Cumulative net losses as of the preceding Accounting Date                                              $59,922,136.28

              Add:          Aggregate of Principal Balances as of the Accounting Date
                             (plus accrued and unpaid interest thereon to the end of
                             the Monthly Period) of all Receivables that became
                             Liquidated Receivables or that became Purchased
                             Receivables and that were delinquent more than 30 days
                             with respect to any portion of a Scheduled Payment as of
                             the Accounting Date                                                $2,691,457.75
                                                                                          -------------------

                            Liquidation Proceeds received by the Trust                           ($967,794.63)        $1,723,663.12
                                                                                          -------------------   -------------------

              Cumulative net losses as of the current Accounting Date                                                $61,645,799.40

                            Sum of Principal Balances (as of the Accounting Date)
                             of 90+ day delinquencies                                           $4,918,664.51

                                     Percentage of 90+ day delinquencies
                                      applied to losses                                                 40.00%        $1,967,465.80
                                                                                          -------------------   -------------------
              Cumulative net losses and 90+ day delinquencies as of the current
               Accounting Date                                                                                       $63,613,265.20
                                                                                                                ===================




     VII.     Cumulative Net Loss Rate as a % of Original Principal Balance

              Cumulative Net Loss Rate - current Determination Date                                                       8.2081633%

              Cumulative Net Loss Rate - preceding Determination Date                                                     8.0036524%

              Cumulative Net Loss Rate - second preceding Determination Date                                              7.8065800%

     VIII.    Classic/Premier Loan Detail

                                                                          Classic                Premier                 Total
                                                                          -------                -------                 -----
              Aggregate Loan Balance, Beginning                      $ 119,878,717.76        $109,276,498.82        $229,155,216.58
               Subsequent deliveries of Receivables                              0.00                   0.00                   0.00
               Prepayments                                              (1,178,005.36)         (1,634,701.32)         (2,812,706.68)
               Normal loan payments                                     (2,781,622.96)         (2,770,660.03)         (5,552,282.99)
               Defaulted Receivables                                    (1,604,182.13)         (1,087,275.62)         (2,691,457.75)
               Administrative and Warranty Receivables                           0.00              (1,721.47)             (1,721.47)
                                                                   -------------------    -------------------    ------------------
              Aggregate Loan Balance, Ending                          $114,314,907.31        $103,782,140.38        $218,097,047.69
                                                                   ===================    ===================    ==================

              Delinquencies                                              8,560,388.20           5,162,615.47         $13,723,003.67
              Recoveries                                                  $580,238.38            $387,556.25            $967,794.63
              Net Losses                                                 1,023,943.75             699,719.37          $1,723,663.12

     VIII.    Other Information Provided to FSA

                    A.      Credit Enhancement Fee information:

                            Aggregate Principal Balance as of the Accounting Date            $218,097,047.69
                            Multiplied by: Credit Enhancement Fee  (19 bp's) * (30/360)               0.0158%
                                                                                          -------------------
                                             Amount due for current period                                              $34,532.03
                                                                                                                 =================


                    B.      Dollar amount of loans that prepaid during the Monthly Period                            $2,812,706.68
                                                                                                                 =================

                            Percentage of loans that prepaid during the Monthly Period                                  1.28965830%
                                                                                                                 =================

                                Page 2 (1997-A)

              Spread Account Information                                                            $                     %

              Beginning Balance                                                               $20,051,081.45            9.19365102%

              Deposit to the Spread Account                                                            $0.00            0.00000000%
              Spread Account Additional Deposit                                                        $0.00            0.00000000%
              Withdrawal from the Spread Account                                                ($486,328.57)          -0.22298723%
              Disbursements of Excess                                                           ($573,802.32)          -0.26309495%
              Interest earnings on Spread Account                                                 $92,541.11            0.04243116%
                                                                                          -------------------    -------------------

              Sub-Total                                                                       $19,083,491.67            8.75000000%
              Spread Account Recourse Reduction Amount                                                 $0.00            0.00000000%
                                                                                          -------------------    -------------------
              Ending Balance                                                                  $19,083,491.67            8.75000000%
                                                                                          ===================    ===================


              Specified Balance pursuant to Section 3.03 of the
                Spread Account Agreement among Olympic Financial Ltd.,
                Olympic Receivables Finance Corp., Financial Security
                Assurance Inc. and Norwest Bank Minnesota, National Association               $19,083,491.67            8.75000000%
                                                                                          ===================    ===================

     X.       Trigger Events
              Cumulative Loss and Default Triggers as of December 1, 1999

                                          Loss                      Default               Loss Event                Default Event
                  Month                Performance                Performance             of Default                  of Default
              ----------------------------------------------------------------------------------------------------------------------
                     3                    1.06%                       2.18%                  1.31%                       2.56%
                     6                    2.13%                       4.37%                  2.38%                       5.10%
                     9                    3.08%                       6.33%                  3.33%                       7.39%
                    12                    3.93%                       8.08%                  4.18%                       9.44%
                    15                    5.05%                      10.41%                  5.30%                      12.16%
                    18                    6.08%                      12.53%                  6.33%                      14.63%
                    21                    6.98%                      14.37%                  7.23%                      16.78%
                    24                    7.76%                      15.97%                  8.01%                      18.66%
                    27                    8.16%                      16.81%                  8.41%                      19.63%
                    30                    8.49%                      17.48%                  8.74%                      20.43%
                    33                    8.78%                      18.08%                  9.03%                      21.11%
                    36                    9.02%                      18.59%                  9.27%                      21.71%
                    39                    9.14%                      18.83%                  9.39%                      21.99%
                    42                    9.23%                      19.02%                  9.48%                      22.21%
                    45                    9.31%                      19.19%                  9.56%                      22.40%
                    48                    9.38%                      19.31%                  9.63%                      22.56%
                    51                    9.43%                      19.42%                  9.68%                      22.69%
                    54                    9.47%                      19.52%                  9.72%                      22.79%
                    57                    9.51%                      19.58%                  9.76%                      22.87%
                    60                    9.53%                      19.64%                  9.78%                      22.93%
                    63                    9.54%                      19.67%                  9.79%                      22.97%
                    66                    9.56%                      19.69%                  9.81%                      23.00%
                    69                    9.57%                      19.70%                  9.82%                      23.01%
                    72                    9.57%                      19.71%                  9.82%                      23.02%
              ----------------------------------------------------------------------------------------------------------------------

              Average Delinquency Ratio equal to or greater than 7.33%                            Yes____X____           No________

              Cumulative Default Rate (see above table)                                           Yes________            No____X____

              Cumulative Net Loss Rate (see above table)                                          Yes________            No____X____

              Trigger Event that occurred as of a prior Determination Date is Deemed
               Cured as of current Determination Date                                             Yes________            No____X____

     XI.      Insurance Agreement Events of Default

              To the knowledge of the Servicer, an Insurance Agreement
               Event of Default has occurred                                                      Yes________            No____X____

              To the knowledge of the Servicer, a Capture Event has occurred and be
               continuing                                                                         Yes________            No____X____

              To the knowledge of the Servicer, a prior Capture Event has been cured by
               a permanent waiver                                                                 Yes________            No____X____

              IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                        ARCADIA FINANCIAL LTD.

                                        By:
                                           -------------------------------------
                                        Name: Scott R. Fjellman
                                             -----------------------------------
                                        Title: Vice President / Securitization
                                              ----------------------------------



                                Page 3 (1997-A)